Summary Prospectus	April 30, 2025

BTS ENHANCED EQUITY INCOME fund

Class A Shares: EEQAX

Class I Shares: EEQIX

Class C Shares: EEQCX

Class R Shares: EEQRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information both dated April 30, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.btsfunds.com/resources/forms.html. You can also obtain these documents at no cost by calling 1 877 BTS-9820 or by sending an email request to OrderBTS@ultimusfundsolutions.com.

Investment Objective: The Fund seeks growth and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 10 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%
Other Expenses(1)	2.45%	4.52%	4.52%	4.52%
Acquired Fund Fees and Expenses(1)(2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.32%	6.14%	5.14%	5.64%
Fee Waiver and/or Expense Reimbursement(3)	(1.75)%	(3.82)%	(3.82)%	(3.82)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.57%	2.32%	1.32%	1.82%
(1)	Estimated for the current fiscal period.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
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(3)	The Trust, on behalf of the Fund, has entered into an operating expense limitation agreement with the BTS Asset Management, Inc. (the ”Adviser”), pursuant to which the Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, until at least April 30, 2026 so that the total annual operating expenses (exclusive of certain fees or expenses) do not exceed 1.55%, 2.30%, 1.30% and 1.80% of average daily net assets attributable to Class A, Class C, Class I and Class R shares, respectively. The agreement excludes any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser) from the expense limitation. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and the limits at the time of recoupment. This agreement may be terminated only by the Board of Trustee, on 60 days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$529	$1,201	$1,896	$3,738
Class C	$235	$1,482	$2,700	$5,626
Class I	$134	$1,199	$2,260	$4,901
Class R	$203	$1,392	$2,562	$5,403

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover was 113% of the average value of its portfolio.

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets (plus any amounts for borrowing) in large-cap and mid-cap U.S. issued stocks. Stocks are considered U.S. issued if they are incorporated in the United States. The Fund invests in large-cap and mid-cap issuers by removing stocks that the Adviser considers to be small-cap at the time of purchase. The Adviser identifies small-cap stocks dynamically during each quarterly reallocation by calculating which stocks make up the bottom 6.33% of the cumulative market capitalization of the largest 1500 U.S. issued stocks by market capitalization. This is done using a specific calculation that sorts the stocks by their market capitalization in ascending order, computes the cumulative market capitalization, and determines the threshold below which stocks are considered small-cap.

In selecting stocks for the Fund, the Adviser employs four separate sub-strategies:

•       “BTS Dividend Aristocrats” – selects two stocks from each of nine of the eleven Global Industry Classification Standard (GICS) sectors from the 1500 largest domestic equities for a total of 18 security selections. Equities are considered based on their ability to have increased year-over-year dividend payments for the past 10-15 years or longer. Equities that meet this filter are run through a proprietary securities selection algorithm, utilizing fundamental ratios and proprietary return-based quantitative metrics, to determine the two equity selections for each sector. Then, the Adviser’s proprietary model analyzes the fundamental ratios and proprietary return-based quantitative metrics of each sector to determine the sector’s outperformance. The sector with the highest outperformance is over-weighted, and the bottom two sectors are eliminated. The allocation weight that would have gone to the bottom two sectors is allocated to the top sector. The Adviser may increase the number of holdings or change the weightings within any of the selected sectors in the BTS Dividend Aristocrats strategy in light of a particular stock’s liquidity and trading volume. Stocks selected may overlap with those selected in the “BTS Equity Fortress” and “BTS Highest Yielding Equity” sub-strategies.

•	“BTS Equity Fortress” – selects two stocks from each of nine of the eleven Global Industry Classification Standard (GICS) sectors from the 1500 largest domestic equities for a total of 18 stocks. Equities are considered based on the ability to finance internal revenue and asset growth without taking on excess debt as determined by the Adviser’s proprietary model. Equities that meet this filter are run through a proprietary securities selection algorithm, utilizing fundamental ratios and proprietary return-based quantitative metrics, to determine the two equity selections for each sector. Then, the Adviser’s proprietary model analyzes the fundamental ratios and proprietary return-based quantitative metrics of each sector to determine the sector’s outperformance. The sector with the highest
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outperformance is over-weighted, and the bottom two sectors are eliminated. The allocation weight that would have gone to the bottom two sectors on an equal weight basis is allocated to the top sector. The Adviser may increase the number of holdings or change the weightings within any of the selected sectors in the BTS Equity Fortress strategy in light of a particular stock’s liquidity and trading volume.

•	“BTS Highest Yielding Equity” – selects two stocks from each of nine of the eleven Global Industry Classification Standard (GICS) sectors from the 1500 largest domestic equities for a total of 18 stocks. Equities are considered based on having the highest dividend yield in their respective sector. Equities that meet this filter are run through a proprietary securities selection algorithm, utilizing fundamental ratios and proprietary return-based quantitative metrics, to determine the two equity selections for each sector. Then, the Adviser’s proprietary model analyzes the fundamental ratios and proprietary return-based quantitative metrics of each sector to determine the sector’s outperformance. The sector with the highest outperformance is over-weighted, and the bottom two sectors are eliminated. The allocation weight that would have gone to the bottom two sectors on an equal weight basis is allocated to the top sector. The Adviser may increase the number of holdings or change the weightings within any of the selected sectors in the BTS Highest Yielding Equity strategy in light of a particular stock’s liquidity and trading volume. Stocks selected may overlap with those selected in the “BTS Dividend Aristocrats” and “BTS Equity Fortress” sub-strategies.
•	“BTS Covered Calls” - The Fund will invest up to 10% of its assets in exchange traded funds (ETFs) that pursue a covered call strategy. Covered call ETFs invest in a portfolio of equity securities and also write, or sell, call options on their equity exposure in order to generate income from the premiums received from writing call options.

Under normal market conditions, the Adviser will initially allocate the Fund’s assets across the Fund’s four sub-strategies as follows:

Dividend Aristocrats	40%
Equity Fortress	30%
Highest Yielding Equity	20%
Covered Call	10%

The Adviser will rebalance the Fund’s portfolio quarterly. The Fund’s allocation to a particular sub-strategy at any one time may vary due to market movements.

In seeking to fulfill the Fund’s investment objective, the Adviser may engage in frequent trading of the Fund’s portfolio securities.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

•	Equity Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a specific sector, or a specific company.
•	ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in fixed income securities. Certain restrictions of the 1940 Act may limit the Fund’s assets that can be invested in any one ETF. This limit may prevent the Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal. The strategy of investing in ETFs could affect the timing, amount and character of distributions and may increase the amount of taxes paid.
o	Covered Call Strategy Risk: Covered call ETFs receive premiums from the call options they sell but limit their opportunity to profit from an increase in the value of the underlying stock. If the underlying stock declines more that the option premium received by the ETF, there will be a loss on the overall position. Covered call ETFs are also subject to the risks of investing in equity securities.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Large Capitalization Company Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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•	Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.
•	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. For example, the COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs and taxes.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Adviser: BTS Asset Management, Inc. is the Fund’s investment adviser.

Portfolio Managers: Vilis Pasts, Director of Research, Matthew Pasts, Chief Executive Officer, Henry Pasts, Executive Vice President and Isaac Braley, President, are co-portfolio managers. Vilis Pasts, Matthew Pasts, Henry Pasts and Mr. Braley have served the Fund as portfolio managers since it commenced operations in June 2024. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. Purchases and redemptions may be made by mailing an application or redemption request to BTS Funds c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, by calling 1-877-BTS-9820 or by visiting the Fund’s website www.btsfunds.com. The minimum initial investment in Class A, Class C and Class R shares is $1,000, and the minimum subsequent investment is $100. The minimum initial investment in Class I shares is $100,000, and the minimum subsequent investment is $1,000.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a qualified employee benefit plan, retirement plan or some other tax-deferred account, such as a 401(k) plan or IRA. Withdrawals from such tax-free accounts may be taxed at a later time.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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